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                                                                   EXHIBIT 10.1



                               INDEMNITY AGREEMENT


         This Agreement, made as of __________ ____, _____, is by and between Mobility Electronics, Inc., a Delaware corporation (the "Corporation"), and the director and/or executive officer of the Corporation whose name is set forth on the signature page hereof ("Indemnitee").

                                   WITNESSETH:


         WHEREAS, it is essential to the Corporation to retain and attract as directors and executive officers the most capable persons available; and

         WHEREAS, the substantial increase in corporate litigation subjects directors and officers to expensive litigation risks at the same time that the availability of directors' and officers' liability insurance has been severely limited; and

         WHEREAS, it is now and has always been the stated policy of the Corporation to indemnify its directors and officers so as to provide to them the maximum protection permitted by law; and

         WHEREAS, Indemnitee does not regard the protection available under the Corporation's Certificate of Incorporation and insurance as adequate in the present circumstances and may not be willing to serve or continue to serve as a director or officer without adequate protection, and the Corporation desires that Indemnitee serve or continue to serve in such capacity;

         NOW, THEREFORE, Corporation and Indemnitee hereby agree as follows:

         1. Agreement to Serve. Indemnitee agrees to serve or continue to serve as a director and/or officer of the Corporation for so long as he is duly elected or appointed or until such time as he tenders his resignation in writing.

         2. Definitions. As used in this Agreement:

                  (a) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature (including all appeals therefrom), in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director and/or officer of the Corporation, by reason of any action taken by Indemnitee or of any inaction on his part while acting as such director and/or officer, or by reason of the fact that Indemnitee is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether or not Indemnitee is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

                  (b) The term "Expenses" shall include, without limitation thereto, all costs, expenses and obligations (including by way of example and not by way of limitation attorneys' fees, court costs, travel expenses and fees of experts) incurred or paid in




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         connection with investigating, defending, being a witness in or participating in, or preparing to defend, be a witness or participate in any Proceeding, whether conducted by the Corporation or otherwise, including without limitation any proceeding, action or process for the purpose of establishing Indemnitee's right to indemnification under this Agreement and any amounts paid in settlement by or on behalf of Indemnitee.

                  (c) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, employee, or agent of the Corporation that imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who is determined to have acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "he reasonably believed to be in or not opposed to the best interests of the Corporation," as referred to in this Agreement.

                  (d) "Independent Legal Counsel" means legal counsel who or which has not provided or performed services for the Corporation, any of its affiliates, officers or directors or Indemnitee for the last three years and is not otherwise representing any party to any Proceeding, other than legal services rendered as an independent legal counsel in any prior determination regarding indemnification under this Agreement or any similar agreement with any other director.

                  (e) "Change of Control" means the occurrence of one or more of the following events:

                           (i) Any person within the meaning of Section 13(d)
                  and 14(d) of the Securities Exchange Act or 1934, as amended (the "Exchange Act"), other than the Corporation (including its subsidiaries, directors or executive officers) has become the beneficial owner, within the meaning of Rule 13d-3 under the Exchange Act, of 50 percent or more of the combined voting power of the Corporation's then outstanding common stock or equivalent in voting power of any class or classes of the Corporation's outstanding securities ordinarily entitled to vote in elections of directors ("voting securities");

                           (ii) Shares representing 50 percent or more of the
                  combined voting power of the Corporation's voting securities are purchased pursuant to a tender offer or exchange offer (other than an offer by the Corporation or its subsidiaries or affiliates);

                           (iii) As a result of, or in connection with, any
                  tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Corporation before the Transaction shall cease to constitute a majority of the Board of Directors of the Corporation or of any successor to the Corporation;



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                           (iv) Following the date hereof, the Corporation is
                  merged or consolidated with another corporation and as a result of such merger or consolidation less than 50 percent of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Corporation, other than (A) any party to such merger or consolidation, or (B) any affiliates of any such party; or

                           (v) The Corporation transfers more than 50 percent of
                  its assets, or the last of a series of transfers results in the transfer of more than 50 percent of the assets of the Corporation, to another entity that is not wholly-owned by the Corporation. For purposes of this subsection (v), the determination of what constitutes 50 percent of the assets of the Corporation shall be made by the Board of Directors of the Corporation, as constituted immediately prior to the events that would constitute a change of control if 50 percent of the Corporation's assets were transferred in connection with such events, in its sole discretion.

         3. Indemnity in Third Party Proceedings. The Corporation shall indemnify Indemnitee if Indemnitee is a party to or threatened to be made a party to or otherwise involved (as a witness or otherwise) in any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor in which Indemnitee is a party defendant) by reason of the fact that Indemnitee is or was a director and/or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses, judgments, fines, penalties and amounts paid in settlement, actually and reasonably incurred by Indemnitee in connection with such Proceeding (including the defense or settlement of such Proceeding), but only if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, in the case of a criminal action or proceeding, in addition, Indemnitee had no reasonable cause to believe that Indemnitee's conduct was unlawful. The termination of any such Proceeding by judgment, order of court, settlement, conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

         4. Indemnity in Proceedings By or In the Right of the Corporation. The Corporation shall indemnify Indemnitee if Indemnitee is a party to or is threatened to be made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director and/or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses, actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification for Expenses shall be made under this Section in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation unless, and only to the extent that, any court in which such Proceeding was brought shall determine upon application that, despite the adjudication of




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liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as such court shall deem proper.

         5. Indemnification of Expenses of Successful Party. Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including, without limitation, the dismissal of an action without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

         6. Advances of Expenses. The Expenses incurred by Indemnitee in connection with any Proceeding (or in defense of any claim, issue or matter therein) shall be paid by the Corporation in advance of a final disposition of such Proceeding at the written request of Indemnitee, if Indemnitee shall undertake to repay such amount if and to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification for such Expenses pursuant to Sections 3 and/or 4 above. Following such a request and undertaking by Indemnitee and until a final determination that Indemnitee is not entitled to indemnification for such Expenses pursuant to Sections 3 and/or 4 above, the Corporation shall promptly pay all invoices, statements or bills reflecting such Expenses submitted by or on behalf of Indemnitee and shall promptly reimburse Indemnitee for all Expenses paid by Indemnitee.

         7. Right of Indemnitee to Indemnification Upon Application; Procedure Upon Application. Any indemnification under Sections 3 and/or 4 above shall be made or paid by the Corporation no later than 30 days after receipt by the Corporation of the written request of Indemnitee therefore, unless a determination is made within such 30-day period by (i) the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such Proceedings (unless a Change of Control has occurred), or (ii) Independent Legal Counsel in a written opinion (which counsel shall be appointed as hereinafter provided if such a quorum is not obtainable or if a Change of Control has occurred), that Indemnitee has not met the relevant standards for indemnification set forth in Sections 3 and/or 4 above.

         In any case in which Indemnitee reasonably and in good faith believes that the determination required by the foregoing provisions of this Section must be made by Independent Legal Counsel, Indemnitee shall (concurrently with his request for indemnification under Sections 3 and/or 4 above) so advise the Corporation and shall specify the names of not less than three acceptable alternative choices for such Independent Legal Counsel, one of which shall promptly be selected by a majority of the directors of the Corporation (without the vote or participation of Indemnitee) as Independent Legal Counsel, and Indemnitee shall be promptly notified of such selection. The Corporation agrees to pay the fees of any Independent Legal Counsel required by this Agreement and to indemnify such counsel against all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

         8. Court Ordered Indemnification. The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or Independent Legal Counsel) to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual




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determination by the Corporation (including its Board of Directors or
Independent Legal Counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's expenses reasonably incurred in connection with successfully establishing Indemnitee's right to indemnification, in whole or in part, in any such Proceeding shall also be indemnified by the Corporation.

         9. Indemnification Hereunder Not Exclusive. The indemnification provided by this Agreement shall not be deemed exclusive of and shall be in addition to (but shall not be duplicative of) any other rights to which Indemnitee may be entitled under the Certificate of Incorporation, the Bylaws, any agreement (including without limitation any and all directors and/or officers insurance policies), any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office; provided that to the extent any prior agreements between the Corporation and Indemnitee conflict with, are more limiting than, or provide lesser rights or protections to Indemnitee than this Agreement, this Agreement shall supersede and control. This Agreement supersedes and replaces, on and after the date hereof, any prior indemnity agreement which Indemnitee may have with the Corporation. The indemnification and advancement of Expenses provided under this Agreement shall continue as to Indemnitee even though Indemnitee may have ceased to be a director or officer and shall inure to the benefit of the heirs and personal representatives of Indemnitee.

         10. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines or penalties actually and reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any Proceedings but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines or penalties to which Indemnitee is entitled.

         11. Saving Clause. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify Indemnitee as to Expenses, judgments, fines, penalties and amounts paid in settlement with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any other applicable law.

         12. Notice. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give to the Corporation notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the Corporation shall be directed to Mobility Electronics, Inc., Attention: President (or such other address as the Corporation shall designate in writing to Indemnitee), together with a copy thereof to Richard F. Dahlson, Jackson Walker L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202. Notice shall be deemed received three days after the date postmarked if sent by prepaid mail, properly addressed. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.



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         13. Counterparts. This Agreement may be executed in any number of counterparts, and upon the execution hereof by all parties hereto, in counterparts or otherwise, each executed counterpart shall constitute an original.

         14. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF DELAWARE. THE PARTIES AGREE THAT THIS AGREEMENT SHALL BE PERFORMABLE IN MARICOPA COUNTY, ARIZONA.

         15. Captions. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

         16. Gender and Number. When the context requires, the gender of all words used herein shall include the masculine, feminine and neuter and the number of words shall include the singular and plural.

         17. Successors and Assigns. This Agreement shall be binding upon the Corporation and its successors and assigns.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

                                        MOBILITY ELECTRONICS, INC.



                                        By:
                                            -----------------------------------

                                        Title:
                                              ---------------------------------



                                        INDEMNITEE



                                        By:
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                                        Printed:
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